NET REVENUE FROM SALES (Details Narrative)	12 Months Ended
Dec. 31, 2021
Description of types of products and services from which each reportable segment derives its revenues	(i) the production and sale of steel, cement and iron ore, (ii) the provision of maritime freight services, in the case of iron ore export sales, and rail and port logistics services and (iii) sales of energy
Description of payment terms	all sales of goods and provisions of services are payable within 30 days of the invoice date